UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 30, 2017

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Countryside Drive Belleville, Wisconsin 53508
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Other Events.

On May 30, 2017, Mark M. DeOrio, Senior Vice President and Chief Financial Officer of Duluth Holdings Inc. (the “Company”), notified the Company of his intent to retire after nearly seven years of service to the Company. Mr. DeOrio’s retirement will be effective on a date to be mutually agreed upon by Mr. DeOrio and the Company, but no later than December 31, 2017 (the “Separation Date”). In connection with his planned retirement, the Company and Mr. DeOrio have entered into a letter agreement under which, after the effective date of his retirement, Mr. DeOrio will continue to be employed by the Company in his current capacity and at his current level of salary and benefits and is eligible for prorated participation in the Company’s Annual Incentive Plan through December 31, 2017. Following the Separation Date, the Company will pay Mr. DeOrio in accordance with the terms and conditions of Section 3.2(c) of Mr. DeOrio’s employment agreement dated August 5, 2015. From the date of the letter agreement through the Separation Date, Mr. DeOrio’s previously granted equity awards will continue to vest in accordance with their terms and conditions, but Mr. DeOrio will no longer be eligible for long-term equity incentive grants under the Company’s 2015 Equity Incentive Plan.

The foregoing descriptions of the letter agreement do not purport to be complete and are qualified in their entirety by reference to such documents, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference. On June 1, 2017, the Company issued a press release announcing Mr. DeOrio’s planned retirement, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

The Company is currently conducting a search to identify Mr. DeOrio’s successor.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter agreement dated May 30, 2017 by and between Mark M. DeOrio and Duluth Holdings Inc.

99.1	Press release dated June 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: June 1, 2017	By: /s/ Stephanie L. Pugliese
Stephanie L. Pugliese President and Chief Executive Officer

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter agreement dated May 30, 2017 by and between Mark M. DeOrio and Duluth Holdings Inc.

99.1	Press release dated June 1, 2017

4